EXHIBIT 10.4


                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                       APPLE REIT VII LIMITED PARTNERSHIP

      Apple General, Inc. (a Virginia corporation), is the general partner of Apple REIT VII Limited Partnership (the "Partnership").

      The General Partner submits this Certificate of Limited Partnership for filing in the office of the Virginia State Corporation Commission in accordance with ss. 50-73.11 of the Virginia Revised Uniform Limited Partnership Act (the "Act"):

      1. The name of the Partnership is Apple REIT VII Limited Partnership.

      2. (a) The post office and street address of the office of the Partnership at which the records of the Partnership required to be maintained by ss. 50-73.8 of the Act shall be kept is as follows:

                              306 East Main Street
                            Richmond, Virginia 23219
                          (City of Richmond, Virginia)

          (b) The registered agent of the Partnership is James W. C. Canup, who is a resident of Virginia and a member of the Virginia State Bar. The post office address of the registered agent is c/o McGuire, Woods, Battle & Boothe LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23219. This address is in the City of Richmond, Virginia.

      3. The name and post office address of the General Partner is as follows:

                               Apple General, Inc.
                            (a Virginia corporation)
                              306 East Main Street
                            Richmond, Virginia 23219

      4. The Partnership shall be dissolved and its affairs wound up on December 31, 2100 or at such earlier time as is required by law or the agreement of limited partnership of the Partnership.


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      IN WITNESS  WHEREOF,  the General Partner has executed this Certificate of
Limited Partnership as of October 26, 1998.

                                            APPLE GENERAL, INC.

                                            By:    /s/ Stanley J. Olander
                                                   --------------------------
                                            Name:  Stanley J. Olander
                                            Title: Vice President



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